Lehman Brothers 2008 Financial Services Conference September 10, 2008 Mark A. Chancy Chief Financial Officer Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2007 Annual Report on Form 10-K, Quarterly Reports
on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures are provided in the appendix to this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations and the effect of our planned transactions involving our holdings of stock in The Coca-Cola Company, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2007 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov).
Those factors include: (1) adverse changes in general
business or economic conditions could have a material adverse effect on our financial condition and results of operations; (2) changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; (3) the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; (4) changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; (5) customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; (6) customers may decide not to use banks to complete their financial transactions, which could affect net income; (7) we have businesses other than banking, which subjects us to a variety of risks; (8) hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; (9) negative public opinion could damage our reputation and adversely impact our business; (10) we rely on other companies for key components of our business infrastructure; (11) we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; (12) we depend on the accuracy and completeness of information about clients and counterparties; (13) regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; (14) competition in the financial services industry is intense and could result in losing business or reducing profit margins; (15) future legislation could harm our competitive position; (16) maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; (17) our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; (18)
significant legal actions could subject us to substantial uninsured liabilities; (19) we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; (20) we depend on the expertise of key personnel without whom our operations may suffer; (21) we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; (22) our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; (23) changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; (24) our stock price can be volatile; (25) our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; (26) our trading assets and financial instruments carried at fair value expose the Company to certain market risks; (27) weakness in residential property values and mortgage loan markets could adversely affect us;
(28) we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; and (29) we may enter into transactions with off-balance sheet entities affiliated with
SunTrust or its subsidiaries which may cause us to recognize current or future losses.

Investment Thesis
Diversified Franchise
•
Meaningful consumer and commercial
platforms
•
Attractive, diverse geographic profile
•
Strong market share in core markets
•
Significant fee-oriented activities
complement spread-based business
•
Strengthened capital ratios through
resolution of Coke holdings
•
Attractive, long-term dividend growth
•
Diversified sources of funding; large,
stable deposit base is primary source of
liquidity
•
Diversified credit profile
•
Aggressively managing risk positions
Solid Capital Structure and
Balance Sheet
Downside
Protection
Upside
Potential
Optimizing Results
with Strategic Initiatives
•
Ahead of plan on E
2
program
•
Generating momentum with revenue
initiatives
•
Continue to optimize balance sheet and
business mix

3 Diversified Franchise

Diversified Franchise
- SunTrust footprint
- 1,699 branches
- 2,506 ATMs
- ~800 Relationship
Managers
Retail
&
Commercial
Wholesale Mortgage
Wealth &
Investment
Management
1.  Inside Mortgage Finance ranking
Meaningful Consumer and Commercial Platforms
Scope
of
Operations
Market
Focus
- Retail clients in
SunTrust footprint
- Business clients in
SunTrust footprint
with revenues
<$100MM
- Government and
not-for-profit
enterprises
- Nationwide
- Ranked #10 in total
originations in 2007
1
- Mortgage servicing
portfolio = $158.8B
- Prime based platform,
~98% of 2Q08
originations for sale
were agency
- 51% of 2Q08
production was retail
originated
- National
- ~200 Relationship
Managers
- Full line of
investment banking
products and
services
- National
- Full array of wealth
management
products and
professional
services
- AUM = $136.7B
- Middle Market:
$100MM-$750MM
- Corporate Banking:
>$750MM
- Commercial RE:
commercial and
residential developers &
investors
- Investment banking
sales to commercial and
W&IM clients
- Institutions
- Individuals in need
of private wealth
management
services
- Ultra high net worth
individuals

Other
6%
Florida
29%
North
Carolina
7%
Tennessee
9%
Virginia
13%
Georgia
30%
Maryland
6%
Diversified Franchise
1,685 Branches
2
Other
7%
Florida
31%
North Carolina
11%
Tennessee
10%
Virginia
14%
Georgia
19%
Maryland
8%
$123 Billion in Deposits
3
Attractive, Diverse Geographic Profile
1. Deposit and share data from SNL.  Deposits as of June 30, 2007 with acquisition of GB&T in 2008 included.  Demographic information from Claritas.
2. As of June 30, 2007, from SNL
3. Deposit balances as of June 2007 from Company financial statements.  State breakdown from SNL as of June 2007
SunTrust Footprint
1
-
7.5% projected 5 year population growth vs. 4.6% U.S. average
-
Projected household income growth is above the U.S. average
-
Ranked top 3 in 18 of top 25 markets, representing 86% of total
MSA deposits and average deposit market share of 18%

Diversified Franchise
Top Deposit Markets
% of STI Deposits 26.2% 12.5% 7.3% 5.1% 5.0%
Rank #1 #3 #5 #1 #3
Market Share
26.8% 13.3% 5.7% 18.8% 13.3%
Branches
216 181 102 73 106
Sources:
Deposit and Share data from SNL.  Deposits as of June 30, 2007 with acquisition of GB&T in 2008 included.
Strong Market Share in Core Markets
Atlanta DC Miami Orlando Tampa

Wealth &
Investment
Mangement
20%
Retail &
Commercial
51%
Mortgage
13%
Wholesale
16%
Diversified Franchise
Fee
Income
46%
Net
Interest
Income
(FTE)
54%
Total Revenue FTE
1
Rising Contribution of Fee Income
2
Fee
Income
32%
Net
Interest
Income
(FTE)
68%
1997
2008 YTD
3
1.  Excludes Corporate/Other and Reconciling Items, as defined in the Company’s 10-K filing
2. Excludes Securities Gains/Losses
3. Year to date as of June 30, 2008
Significant Fee-Oriented Activities Complement Spread-Based Business
Significant Fee-Oriented Activities Complement Spread-Based Business
2008 YTD
3

8 Solid Capital and Balance Sheet

Solid Capital and Balance Sheet
Proactively Reducing Risk Profile and Improving Capital Position
4Q07 2Q07 1Q07 3Q07
Delevered balance sheet
by over $9B in
conjunction with early
adoption of SFAS
157/159
Reduced securitization
exposure (CLO, SBA,
CDO and RMBS)
to $142MM from
$1B at 3Q07
Sold 9% of Coke
holdings; announced
review of remaining
Coke position
1Q08
54% ($1.9B) reduction in
higher risk trading assets
2Q08 3Q08
Sold 10MM
shares of Coke
and improved
Tier 1 ratio
20 bps
Additional 53%
reduction in higher risk
trading assets leaves
$768MM
30MM Coke share
Tier 1 transaction
complete
3.6MM Coke
share
charitable
contribution

2Q
Complete 10 Million
Share Sale
30 Million
Share Tier 1
Transaction
3.6 Million
Share
Charitable
Foundation
Contribution
Resolution of Coke Holdings
Action Timing                  Results Rationale                         Implications
3Q (July)
Complete
3Q (July)
Complete
• $549 million proceeds
• After-tax gain = $345 million
• Tier 1 capital = 20 bps
• 2Q EPS impact = $0.99
• Maximize current capital
contribution for this portion of
the shares
• Forgone dividend income of
$0.04 in annual EPS
• $183 million gain and equal
offsetting expense
• Tax benefit of $69 million =
$0.20 EPS impact
• 4 bps Tier 1 addition
• Maximize tax benefit
• Long-term community
support
• Lower future annual
charitable contribution
expense
• Forgone dividend income of
$0.01 in annual EPS
• Ongoing $10 million expense
reduction
• $1,160 million in cash proceeds
and $728 million Tier 1 capital
• 43 bps Tier 1 addition
• Maximize shareholder value
via tax deferral, retained
dividend, and price
appreciation potential
• Retain dividend income of
$0.12 annual EPS
• Collar on KO stock provides
upside to ~$66 and downside
to ~$39
Solid Capital and Balance Sheet

2Q 2008 2Q 2008 1Q 2008
Proforma
1
Actual Actual
Tier 1 Capital Ratio 7.94% 7.47% 7.23%
Total Capital Ratio 10.96% 10.85% 10.97%
Total Avg. Equity to Total Avg. Assets 10.29%     10.31% 10.21%
Tangible Equity to Tangible Assets         6.21%      6.24% 6.53%
•
Solid capital foundation enhanced with Coke-related transactions
•
Given current level of economic uncertainty, maintaining Tier 1 in excess of our stated
goal of 7.50% is appropriate
1. Proforma ratios include estimated impact to June 2008 capital ratios of additional capital generated from transactions completed in July
2008.  Estimated Tier 1 capital of $12.5 billion + 3Q 2008 incremental transaction-related capital of $797 million
Strengthened Capital Ratios
Solid Capital and Balance Sheet

CAGR = 12%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 E

12 $0.83 $0.93 $1.00 $1.38 $1.48 $1.72 $1.80 $2.00 $2.20 $2.44 $2.92 $3.08 $1.60 Attractive, Long-Term Dividend Growth Solid Capital and Balance Sheet

Funding Profile $174B $170B
June 30, 2008
Core Deposits, 60%
Other Deposits, 10%
Short-Term  Borrowings¹, 6%
Long-Term  Borrowings, 13%
Capital, 11%
June 30, 2006
Core Deposits, 57%
Other Deposits, 15%
Short-Term  Borrowings¹, 8%
Long-Term  Borrowings, 10%
Capital, 10%
Diversified Sources of Funding; Large, Stable Deposit Base Primary Source of Liquidity
1. Includes Fed Funds, Repos, and other short-term borrowings
Solid Capital and Balance Sheet

Residential
Mortgages
26%
Consumer
10%
Construction
10%
Home Equity
Lines
12%
Commercial
31%
Commercial
Real Estate
11%
Credit Perspective
Nonaccrual Loans 6/30/08
2Q 2008 Net Charge-Offs
Loan Portfolio 6/30/08
Diversified Credit Profile and Strong Credit Culture
Residential
Mortgages
39%
Consumer
10%
Construction
11%
Home Equity
Lines
28%
Commercial
12%
Residential
Mortgages
52%
Consumer
1%
Construction
29%
Home Equity
Lines
8%
Commercial
5%
Commercial
Real Estate
5%

Credit Perspective
($ in millions)
Asset Quality Continued to Weaken, Although at a Slower Pace
2Q 2008
Provision
Net Charge-Offs
Net Charge-Off Ratio
Net ALLL Increase
Allowance to Loan Ratio
Nonperforming Loan Ratio
30 – 89 Days Past Due
$448.0
$322.6
1.04%
$284.1
1.46%
2.22%
1.48%
1Q 2008
$560.0
$297.2
0.97%
$262.8
1.25%
1.67%
1.52%
1Q 2008
$(112.0)
$25.4
7 bps
$21.3
21 bps
55 bps
(4) bps
4Q 2007
$356.8
$168.0
0.55%
$188.8
1.05%
1.19%
1.53%
2Q 2008
vs.
4Q 2007
$203.2
$129.2
42 bps
$74.0
20 bps
48 bps
(1) bps
1Q 2008
vs.

Balance % of C/O Ratio
1
C/O Ratio
1
30-89 DLQ% 30-89 DLQ%
($ millions) 06/30/2008 Portfolio 2Q08 1Q08 2Q08 1Q08
Commercial $38,801 31% 0.42% 0.35% 0.36% 0.37%
Commercial Real Estate 13,694 11% 0.02% 0.00% 0.91% 0.55%
Consumer 12,552 10% 1.05% 1.22% 2.82% 2.52%
Real Estate: Home-Equity Lines 15,727 12% 2.40% 2.65% 1.19% 1.25%
Real Estate: 1-4 Family 32,509 26% 1.49% 1.29% 1.90% 1.74%
Real Estate: Construction 12,543 10% 1.16% 0.72% 3.52% 4.59%
Total $125,825 100% 1.04% 0.97% 1.48% 1.52%
Credit Perspective
Commercial and Consumer Portfolios = 52% of Loans and are Performing Well Overall
1. Annualized

The Subset of Portfolios That Are Under Stress Comprise 13% of the Total Loan
Book and We Have Taken Aggressive Actions to Mitigate Risk
Credit Perspective
• Tightened underwriting on Lot loans
• Eliminated Alt-A lending
• Significantly increased reserves
• Eliminated >90% LTV production
from all channels
• Added restrictions on LTVs, DTI, and FICO
• Closed or reduced lines to high risk
accounts (3 party originated, high CLTV,
high risk markets)
• Identified less well positioned builders
and engaged in risk mitigation
• Added controls, tightened underwriting, and
implemented special guidelines for certain
markets
• Focused effort to reduce residential
construction has reduced outstandings by
$2.3B during past year
• More than 60% of residential builder balance
reduction has occurred in Florida and Atlanta
portfolios
9.3% 198 na na 1.7% 2,140 Residential A&D
10.6% 60 na na 0.4% 565 Residential Land
Nonaccrual Loans Original  Current % of Total 6/30/08
na
na
na
735
736
732
634
670
729
FICO
1.2% $1,323 86.7% $109,100 Remaining Portfolio
7. 8% 1,302 13.3% 16,725 Stressed Total
17.5% 69 na 0.3% 395 GB&T
8.9% 219 na 2.0% 2,456
Residential
Construction
2.2% 26 86% 0.9% 1,160 FL 81-90% CLTV
1.6% 40 95% 2.0% 2,553 CLTV > 90%
3.4% 65 86% 1.5% 1,918 3rd Party Originated
Home Equity Lines
12.7% 58 97% 0.4% 458 Alt-A 2
nd
20.6% 206 77% 0.8% 1,002 Alt-A 1
st
10.3% $157 84% 1.2% $1,520 Lot Loans
2.0%
Portfolio
8.0% 204 na 2,558 Construction Perm
Construction
Residential Mortgages
% of Bal Balance CLTV Balance ($ in millions)
Actions
rd

18 Optimizing Results with Strategic Initiatives

Optimizing Results with Strategic Initiatives
$325
1
$215
(Actual)
$530
1
Total
Initial Goals
First Revision
of Goals
Second Revision
of Goals
2007 Actual/Goal 2008 Goal 2009 Goal
$205
$135
2007 expense savings
of $215 million was
119% of goal
Goals increased twice
since program inception
2009 gross expense
savings represent 11%
of 2006 expense base
2
E
2
Program Goals Increased Twice
1. Gross cost savings goals include approximately $50 million of interest expense savings related to reduced financing costs from disposition of corporate real estate, which will be fully realized beginning in 2Q 2008
2. Does not include initial costs, non-recurring expense reductions, and non-recurring gains associated with
E²
implementation
($ in millions)
$600
1
Total
$350
$500
$215
(Actual)

Optimizing Results with Strategic Initiatives
($ in millions)
2Q 2008 Savings
2008 Run-Rate Savings
2008 Goal
Ahead of 2008 Goal
$500 2008 Goal
$248 YTD Savings
500
400
300
200
100
Ahead of Plan on E
2
Program
$135
$518
$500
$18

Optimizing Results with Strategic Initiatives
Investing For Growth
E
2
Expense Savings
•
Previously announced elimination of
approximately 2,400 primarily non-customer
contact employee positions, or 7% of the
workforce by year end 2008, including 1,600
completed in 2007
•
Compressed and shed excess office space by
approximately 25%; sold over $1 billion of
branch and office space
•
Reduced approximately 10% of all supplier
expenses through contract renegotiations,
contract consolidations, and demand
management
•
Completed projects that save money and
“ease doing business with SunTrust”, including
implementation of a new credit support
structure that streamlines routine decision
process from one week to under three days
•
Continue to invest in high growth markets with
approximately 40 new branches in 2008
•
Increase advertising and marketing
expenditures to drive client and deposit
acquisition
•
Implement new technology to improve retail
sales and service platforms
•
Invest in the development of Treasury &
Payment Solutions products
Ongoing Effort to Generate Expense Savings and Invest for Growth

Optimizing Results with Strategic Initiatives
Retail &
Commercial
•
Recently launched initiative to drive increased checking account cross-sales by tying electronic mortgage payment drafting to the new account
•
In the current environment, balancing production margins vs. market share goals to optimize revenue
•
Significantly growing FHA volume, with more than a 400% increase in the second quarter versus the same quarter in 2007
Mortgage
•
Focus on increasing cross-sales of capital markets products has resulted in significant revenue growth;
revenue is up 15% over the first half of 2007
•
Successful execution of integrated corporate banking has improved revenue growth; new business revenue is up 21% over the first half of 2007
Wholesale
•
Recently licensed over 1,500 branch personnel to sell investment products; thus far, this has driven a
7% increase in overall retail investment income over the first half of 2007, in addition to a 22% increase in annuity revenue
•
Centralization of trust account administration and risk management has enabled our client facing associates to more intensely focus on sales growth and retention
Wealth &
Investment
Management
Generating Momentum with Revenue Initiatives
•
Recent deposit initiatives contributed to an 85% increase in production and a 6% increase overall in new personal and business checking households in the first half of 2008 as compared to the same period in 2007
•
Investments made to drive treasury and payment product growth are beginning to produce results;
sales of these products improved 31% in 2Q 2008 over 1Q 2008

Optimizing Results with Strategic Initiatives
•
GB&T Bancshares, Inc.
•
Inlign Wealth Management, LLC
•
Alpha Asset Management
•
TBK Investments, Inc.
Investing in Core Businesses Selectively Divesting
•
First Mercantile Trust Co.
•
Corporate Trust Business
•
Stock Transfer Business
•
Lighthouse (Fund of Funds Manager)
•
TransPlatinum
Continue to Optimize Balance Sheet and Business Mix
Business Mix
Balance Sheet
Increase Decrease
•
Commercial Lending
•
Deposits (Improved Mix)
•
Fee Income Businesses
•
Indirect Lending
•
Construction Lending
•
Brokered and Foreign Deposits

Investment Thesis
Diversified Franchise
•
Meaningful consumer and commercial
platforms
•
Attractive, diverse geographic profile
•
Strong market share in core markets
•
Significant fee-oriented activities
complement spread-based business
•
Strengthened capital ratios through
resolution of Coke holdings
•
Attractive, long-term dividend growth
•
Diversified sources of funding; large,
stable deposit base is primary source of
liquidity
•
Diversified credit profile
•
Aggressively managing risk positions
Solid Capital Structure and
Balance Sheet
Downside
Protection
Upside
Potential
Optimizing Results
with Strategic Initiatives
•
Ahead of plan on E
2
program
•
Generating momentum with revenue
initiatives
•
Continue to optimize balance sheet and
business mix
Optimizing Results
with Strategic Initiatives

Lehman Brothers 2008 Financial Services Conference September 10, 2008 Mark A. Chancy Chief Financial Officer

26 Appendix

Non GAAP Reconcilement
($ in millions)
June 30,
2008
Total Shareholders' Equity $17,907.1
Goodwill (7,056.0)
Other Intangible Assets including MSRs (1,442.1)
MSRs 1,193.5
Tangible Equity $10,602.5
Total Assets $177,232.7
Goodwill (7,056.0)
Other Intangible Assets including MSRs (1,442.1)
MSRs 1,193.5
Tangible Assets $169,928.1
Tangible Equity to Tangible Assets 6.24%